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Exhibit 10.1

STOCK PURCHASE AGREEMENT

        This agreement ("Agreement") is dated            , 2002 between                        ("Purchaser"), and Microvision, Inc., a Washington corporation ("Company").

        1.    Purchase and Sale.    Purchaser agrees to buy and the Company agrees to sell and issue to Purchaser             shares of the Company's common stock (the "Shares") at a price of $3.20 per share and            common stock purchase warrants (the "Warrants"), for an aggregate purchase price of $                  the "Purchase Price").

        2.    Representations and Warranties of the Company.

          2.1    Registered Offering.    The offer and sale of the Shares, Warrants and the shares of common stock issuable upon exercise of the Warrants (the "Warrant Shares") have been registered on Form S-3 registration statements, Registration No. 333-69652 and No. 333-76432 ("Registration Statements"), which Registration Statements have been declared effective by the Securities and Exchange Commission (the "Commission") and the Company has not received notice that the Commission has issued or intends to issue a stop order with respect to the Registration Statements or that the Commission otherwise has suspended or withdrawn the effectiveness of the Registration Statements, either temporarily or permanently, or intends or has threatened in writing to do so. The Company shall deliver to Purchaser the prospectus that constitutes a part of the Registration Statements and a prospectus supplement regarding the sale of the Shares, Warrants and Warrant Shares pursuant hereto. The Company shall use its good faith efforts to file with the Commission by July 22, 2002 prospectus supplements under Rule 424(b) of the Securities Act of 1933, as amended, to the Registration Statements in order to evidence and disclose the offer and sale of the Shares and the Warrants hereunder.

          2.2    Issuance of the Shares, Warrants and Warrant Shares.    The Shares, Warrants and Warrant Shares are duly authorized and, when issued and paid for in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable, free and clear of all legends, liens, encumbrances, rights of first refusal, to the Company's knowledge, and trading restrictions. The issuance of the Shares, Warrants and Warrant Shares under this Agreement will not violate Rule            of the Nasdaq Stock Market.

          2.3    Disclosure.    The Company confirms that neither it nor any other person acting on its behalf has provided the Purchaser or its agents or counsel with any information that constitutes or might constitute material non public information.

        3.    Purchaser's Due Diligence.    Purchaser acknowledges that Purchaser has been given the opportunity to ask questions of, and receive answers from, the Company's officers concerning the Company, its business, results, and financial condition, and to obtain any additional information Purchaser needs in making a decision to invest in the Company. Purchaser further acknowledges that all of Purchaser's questions have been answered to Purchaser's satisfaction, and all information and documents pertaining to Purchaser's investment that Purchaser has requested have been made available. Purchaser represents, warrants, acknowledges and agrees that:

          a.    Purchaser understands that the Company may possess material, non-public information relating to the Company and/or the Securities;

          b.    Purchaser has chosen, for its own business reasons, not to request, require or expect that the Company provide any such information, whether or not confidential, to it, except as specifically set forth herein;

          c.    Purchaser is sophisticated and capable of understanding and appreciating, and does understand and appreciate, the significance of there being undisclosed information;

          d.    Purchaser has independently investigated and evaluated the value of the Securities and the financial condition and affairs of the Company without reliance upon any information about the Company other than publicly available information. Based upon its independent analysis of such information, obtained from sources other than the Company, Purchaser has reached its own business decision to effect the purchase contemplated herein;

          e.    Neither the Company, nor any of its affiliates, attorneys, accountants and financial advisors has furnished any information to Purchaser, used by Purchaser in determining to make the purchase contemplated herein, with respect to the Company or the Securities, other than such information as is contained in this agreement; and

          f.      Except for the express representations and warranties contained in this agreement, neither the Company, nor any of its affiliates, attorneys, accountants and financial advisors, has made any representations or warranties to Purchaser.

        4.    Payment.    Purchaser shall wire the Purchase Price to the Company in accordance with the wire transfer instructions attached hereto at Exhibit A. Concurrent with confirmation of receipt of the Purchase Price, the Company shall cause its transfer agent to transmit the Shares electronically to Purchaser by crediting the account set forth below through the Deposit Withdrawal Agent Commission (DWAC) system.

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        5.    Counterparts.    This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

        6.    Entire Agreement.    This Agreement contains the entire understanding of the parties with respect to the matters covered herein and, except as specifically set forth herein, neither the Company nor the Purchaser make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and Purchaser.

        7.    Choice of Law.    This agreement shall be governed by, and construed in accordance with, the laws of the State of Washington (without regard to the conflict of laws principles thereof) as to all matters, including, without limitation, matters of validity, construction, effect, performance and remedies.

        8.    Jurisdiction and Venue.    Each of the Company and Purchaser hereby: (a) consents to submit itself to the personal jurisdiction of any Washington State court in the City of Seattle, any New York State court in the City of New York or any Federal court located in either Seattle, Washington or New York, New York in the event that any dispute arises out of this agreement; (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; and (c) agrees that it will not bring any action relating to this agreement in any court other than in a Washington State court in the City of Seattle, a New York State court in the City of New York or a Federal court sitting in either Seattle, Washington or New York, New York.

        9.    Severability.    In the event that any provision of this Agreement shall be determined to be invalid or unenforceable by any court of competent jurisdiction, the remainder of this agreement shall not be affected thereby, and any invalid or unenforceable provision shall be reformed so as to be valid and enforceable to the full extent permitted by law.

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SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY: MICROVISION, INC.
By:
Name: Title:
PURCHASER:
By:
Name: Title: Address: [ ] [ ] [ ]

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  Exhibit 10.1